                                SECOND AMENDMENT

         THIS SECOND AMENDMENT to the License Agreement dated July 2, 2002 (the
"Agreement") by and between NAMCO HOMETEK INC. ("NAMCO") and MAJESCO SALES, INC.
("Licensee") is entered into as of May 7, 2003.

         WHEREAS, NAMCO has licensed the Licensee the right to distribute and sell video games known as "Namco Museum" and "Pac-Man Collection" (the "Licensed
Materials") for play on the Nintendo Game Boy Advance handheld video game system.

         WHEREAS, NAMCO and Licensee agree to modify the Agreement as set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, NAMCO and
Licensee agree to amend the Agreement as follows:

         1.   Majesco has notified NAMCO that Majesco has the opportunity to run a discount sales program for the Titles for at approximately
              "$[****]" through [****],[****] and other major retailers (the
              "$[****] Sale").

         2.   For the $[****] Sale only, the parties agree that Majesco shall pay NAMCO a royalty payment of $[****] for each unit of the
              Licensed Materials manufactured by Nintendo of America for one-way distribution only to [****],[****] and other major retailers with guaranteed sales of [****] units.

         3.   For all sales of the Licensed Materials not associated with the
              $[****] Sale, the parties reaffirm that Section 1(f) of the
              Agreement was modified to reflect that the per unit royalty rate for each unit of the Licensed Materials manufactured for or on behalf of Licensee shall be [****] per unit.

         4.   Except as otherwise expressly provided for above the Agreement shall remain unchanged.

         5.   This Second Amendment to the Agreement may be signed in
              counter-parts and shall not become effective until signed by both parties.

         IN WITNESS WHEREOF, the parties hereby agree to the terms and conditions of this Second Amendment to the Agreement as of the date first written above.

NAMCO HOMETEK INC.                                   MAJESCO SALES, INC.

By:_____________________________            By:____________________________

Printed Name:___________________            Printed Name:__________________

Title:__________________________            Title:_________________________

[*] Confidential portion omitted and filed separately with the Securities
    Exchange Commission.